UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                  Date of Report:  December 14, 2001
            (Date of Earliest Event Reported:  December 12, 2001)

                     Commission File Number 1-11680

                         -------------------------

                      EL PASO ENERGY PARTNERS, L.P.
          (Exact Name of Registrant as Specified in its Charter)

        Delaware                               76-0396023
(State or Other Jurisdiction                (I.R.S.  Employer
of Incorporation or Organization)           Identification No.)


                              El Paso Building
                           1001 Louisiana Street
                            Houston, Texas 77002
                (Address of Principal Executive Offices)
                                (Zip Code)

Registrant's Telephone Number, Including Area Code:  (713) 420-2600

Item 5.  Other Events.

     El Paso Energy Partners, L.P. announced 2001 earnings expectation and the anticipated acquisition of additional midstream assets from El Paso Corporation, such as the EPGT Texas Pipeline (GTT), in early 2002. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

	(c) Exhibits

        Exhibit number     Description
        --------------     -----------

         99.1              Press Release dated December 12, 2001.


                                SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EL PASO ENERGY PARTNERS, L.P.

                                     By: /s/  D. Mark Leland
                                         --------------------
                                              D. Mark Leland
                                            Senior Vice President
                                              and Controller
                                      (Principal Accounting Officer)
Date:  December 14, 2001